Exhibit 99.1

                                  Supplemental Operational Information


          Mayfair Retirement - 86 Units (1)                             Mayfair Nursing - 100 Beds (2)
          -----------------------------             -------------------------------------------------------------
                                  Occ
          # of  # of  Occupancy   Rate                                                                Total   Occu
          Apts  Beds  Rate        %                 Private   Medicaid   Medicare   Insurance    Va    Beds    %
          -----------------------------             --------------------------------------------------------------
12/31/04    86   172      74/86     86%    12/31/04      18         47         19           3     1      88    88%
          -----------------------------             --------------------------------------------------------------
 3/31/05    86   172      84/86     98%     3/31/05      18         42         24           5    6.5   95.5    96%
          -----------------------------             --------------------------------------------------------------

          -----------------------------             --------------------------------------------------------------

          -----------------------------             --------------------------------------------------------------

          -----------------------------             --------------------------------------------------------------

          -----------------------------             --------------------------------------------------------------

          -----------------------------             --------------------------------------------------------------


                                    Medicaid Reimbursement Rates
                         -------------------------------------------------
                                             2004        2005
                         -------------------------------------------------
                         January            157.79      153.15
                         -------------------------------------------------
                         February           154.70      153.15
                         -------------------------------------------------
                         March              154.70      153.15
                         -------------------------------------------------
                         April              156.98      158.93
                         -------------------------------------------------
                         May                156.98      158.93
                         -------------------------------------------------
                         June               156.98
                         -------------------------------------------------
                         July               153.13
                         -------------------------------------------------
                         August             153.13
                         -------------------------------------------------
                         September          153.13
                         -------------------------------------------------
                         October            155.13
                         -------------------------------------------------
                         November           155.13
                         -------------------------------------------------
                         December           155.13
                         -------------------------------------------------





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(1) All patients at the Retirement Facility are private pay.

(2) The Nursing Facility does not have a preset number of beds allocated to its private, Medicaid, Medicare and other patients. The data above reflects the number of private pay, Medicaid, Medicare and other occupants as of the periods reflected.